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                                                                    EXHIBIT 10.3

                   INTERCREDITOR AND SUBORDINATION AGREEMENT


         THIS INTERCREDITOR AND SUBORDINATION AGREEMENT (this "Intercreditor Agreement") dated as of June 26, 1996 is by and between CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation ("Senior Creditor" as hereinafter further defined) and GENERAL ATLANTIC CORPORATION, a Delaware corporation ("Junior Creditor" as hereinafter further defined). Senior Creditor and Junior Creditor are sometimes individually referred to herein as a "Creditor" and collectively as "Creditors."


                              W I T N E S S E T H:


         WHEREAS, Junior Creditor has entered or is about to enter into financing arrangements with Solo Serve Corporation, a Delaware corporation ("Debtor" as hereinafter further defined), pursuant to which Junior Creditor has made or may make loans or provide other financial accommodations to Debtor secured by certain assets and properties of Debtor; and

         WHEREAS, Senior Creditor has entered into financing arrangements with Debtor, pursuant to which Senior Creditor may, upon certain terms and conditions, make loans and provide other financial accommodations to Debtor secured by certain assets and properties of Debtor; and

         WHEREAS, Creditors desire to enter into this Intercreditor Agreement to (i) confirm the relative priority of the security interests of each Creditor in the assets and properties of Debtor, (ii) provide for the orderly sharing among Creditors, in accordance with such priorities, of proceeds of such assets and properties upon any foreclosure thereon or other disposition thereof, and
(iii) agree upon the terms of the subordination of the obligations of Debtor to Junior Creditor and related matters;

         NOW THEREFORE, in consideration of the mutual benefits accruing to Creditors hereunder and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1.      DEFINITIONS

         As used above and in this Intercreditor Agreement, the following terms shall have the meanings ascribed to them below:

         1.1 "Agreements" shall mean, collectively, the Senior Creditor Agreements and the Junior Creditor Agreements.

         1.2 "Collateral" shall mean all of the property and interests in property, real or personal, tangible or intangible, now owned or hereafter acquired by Debtor in or upon which either
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or both of Creditors at any time has a Lien, and including, without limitation, all proceeds of such property and interests in property.

         1.3 "Creditors" shall mean, collectively, Senior Creditor and Junior Creditor and their respective successors and assigns.

         1.4 "Debtor" shall mean Solo Serve Corporation, a Delaware corporation and its successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession on behalf of such person or on behalf of any such successor or assign.

         1.5 "Junior Creditor" shall mean General Atlantic Corporation, a Delaware corporation and its successors and assigns.

         1.6 "Junior Creditor Agreements" shall mean, collectively, the Letter of Credit and Security Agreement, dated as of the date hereof, by and between Junior Creditor and Debtor and all financing statements, agreements, documents and instruments at any time executed and/or delivered by Debtor or any other person to, with or in favor of Junior Creditor in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.7 "Junior Debt" shall mean all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor to Junior Creditor, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Junior Creditor Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Junior Creditor Agreements or after the commencement of any case with respect to Debtor under the U.S. Bankruptcy Code or any similar statute (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable in whole or in part, in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by Junior Creditor.

         1.8 "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way and the like), lien (statutory or other), security agreement or transfer intended as security, including without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a capital lease or any





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financing lease having substantially the same economic effect as any of the foregoing.

         1.9 "Loan and Security Agreement" shall mean the Loan and Security Agreement, dated June 20, 1995, by and between Senior Creditor and Debtor, as amended to date, and as may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.10 "Person" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), business trust, unincorporated association, joint stock company, trust, joint venture, or other entity or any government or any agency or instrumentality or political subdivision thereof.

         1.11 "Senior Creditor" shall mean Congress Financial Corporation (Southwest), a Texas corporation, and its successors and assigns.

         1.12 "Senior Creditor Agreements" shall mean, collectively, the Loan and Security Agreement and all financing statements, agreements, documents and instruments at any time executed and/or delivered by Debtor or any other person to, with or in favor of Senior Creditor in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

         1.13 "Senior Debt" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor to Senior Creditor and/or its affiliates or participants, including principal, interest, charges, fees, premiums, indemnities and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under Senior Creditor Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Senior Creditor Agreements or after the commencement of any case with respect to Debtor under the U.S. Bankruptcy Code or any similar statute (and including, without limitation, any principal, interest, fees, costs, expenses and other amounts, whether or not such amounts are allowable in whole or in part in any such case or similar proceeding), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and whether arising directly or howsoever acquired by Senior Creditor.

         1.14 All terms defined in the Uniform Commercial Code as in effect in the State of Texas, unless otherwise defined herein shall have the meanings set forth therein. All references to any





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term in the plural shall include the singular and all references to any term in the singular shall include the plural.

         2.      SECURITY INTERESTS; PRIORITIES; REMEDIES

         2.1 Each Creditor hereby acknowledges that the other Creditor has been granted a Lien upon the Collateral.

         2.2 Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of each Creditor in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Agreements, the Liens upon the Collateral of Senior Creditor have and shall have priority over the Liens upon the Collateral of Junior Creditor and such Liens of Junior Creditor are and shall be, in all respects, subject and subordinate to the Liens of Senior Creditor therein to the full extent of the Senior Debt.

         2.3 The lien priorities provided in Section 2.2 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of either the Senior Debt or the Junior Debt, nor by any action or inaction which any Creditor may take or fail to take in respect of the Collateral.

         2.4 Each Creditor shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Creditor has been granted a Lien. The foregoing provisions of this Agreement are intended solely to govern the respective lien priorities as between the Creditors and shall not impose on Senior Creditor any obligations in respect of the disposition of proceeds of foreclosure on any Collateral which would conflict with prior perfected claims therein in favor of any other person or any order or decree of any court or other governmental authority or any applicable law. Junior Creditor agrees that it will not contest the validity, perfection, priority or enforceability of the Liens upon the Collateral of Senior Creditor and that as between Senior Creditor and Junior Creditor, the terms of this Intercreditor Agreement shall govern even if part or all of the Senior Debt or the Liens securing payment and performance thereof are avoided, disallowed, set aside or otherwise invalidated in any judicial proceeding or otherwise.

         2.5 Senior Creditor shall have the exclusive right to manage, perform and enforce the terms of the Senior Creditor Agreements with respect to the Collateral, to exercise and enforce all privileges and rights thereunder according to its discretion and the exercise of its business judgment, including, without limitation, the exclusive right to take or retake control





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or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral.

         2.6 Notwithstanding anything to the contrary contained in any of the Agreements, only Senior Creditor shall have the right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of Collateral. Junior Creditor shall, immediately upon the request of Senior Creditor, release or otherwise terminate its Liens on the Collateral to the extent such Collateral is sold or otherwise disposed of either by Senior Creditor, its agents, or Debtor with the consent of Senior Creditor and Junior Creditor shall immediately deliver such release documents as Senior Creditor may require in connection therewith.

         2.7 Notwithstanding any rights or remedies available to a Creditor under any of the Agreements, applicable law or otherwise, Junior Creditor shall not, directly or indirectly, (a) seek to collect from Debtor (including, without limitation, from or by way of any Collateral) any of the Junior Debt or exercise any of its rights or remedies upon a default or event of default by Debtor under the Junior Creditor Agreements or otherwise, or (b) seek to foreclose or realize upon (judicially or non-judicially) its Lien on any Collateral or assert any claims or interests therein (including, without limitation, by setoff or notification of account debtors), or (c) commence any action or proceeding against Debtor or its properties under the U.S. Bankruptcy Code or any state insolvency law or similar present or future statute, law or regulation or any proceedings for voluntary liquidation, dissolution or other winding up of Debtor's business, or the appointment of any trustee, receiver or liquidator for Debtor or any part of its properties or any assignment for the benefit of creditors or any marshalling of assets of Debtor, or (d) take any other action against Debtor and the Collateral. The foregoing shall not in any way limit or impair the right of Junior Creditor from (i) filing a proof of claim in any bankruptcy case or from (ii) bidding for and purchasing Collateral at any private or judicial foreclosure upon such Collateral initiated by Senior Creditor.

         3.      SUBORDINATION OF JUNIOR DEBT

         3.1     Subordination.  Except as specifically set forth in Section
3.2 below, Junior Creditor hereby subordinates its right to payment and satisfaction of the Junior Debt and the payment thereof, directly or indirectly, by any means whatsoever, is deferred, to the indefeasible payment and satisfaction in full of all Senior Debt.

         3.2 Permitted Payments. Senior Creditor hereby agrees that, notwithstanding anything to the contrary contained in Section 3.1, unless and until the occurrence of an event of





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default or an event which with notice or passage of time or both would constitute an event of default under the Senior Creditor Agreements, Debtor may make and Junior Creditor may receive and retain from Debtor regularly scheduled payments, on an unaccelerated basis, in respect of the Junior Debt in accordance with the terms of the Junior Creditor Agreements as in effect on the date hereof (but not any prepayments, non-mandatory payments or any payments pursuant to acceleration or claims of breach or to acquire any Junior Debt or otherwise).

         3.3     Distributions.

                 (a) In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Debtor or the proceeds thereof to the creditors of Debtor or readjustment of the obligations and indebtedness of Debtor, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors, marshalling of assets of Debtor or any other action or proceeding involving the readjustment of all or any part of the indebtedness or other obligations of Debtor or the application of the assets of Debtor to the payment or liquidation thereof, or upon the dissolution or other winding up of Debtor's business, or upon the sale of all or substantially all of Debtor's assets, then, and in any such event, (i) Senior Creditor shall first receive indefeasible payment in full in cash of all of the Senior Debt prior to the payment of all or any part of the Junior Debt, and (ii) Senior Creditor shall be entitled to receive any payment or distribution of any kind or character, whether in cash, securities or other property, which be payable or deliverable in respect of any or all of the Junior Debt.

                 (b) In order to enable Senior Creditor to enforce its rights under Section 3.3(a) above, Senior Creditor is hereby irrevocably authorized and empowered (in its own name or in the name of Junior Creditor or otherwise), but shall have no obligation to, enforce claims comprising any of the Junior Debt by proof of debt, proof of claim, suit or otherwise and take generally any action which Junior Creditor might otherwise be entitled to take, as Senior Creditor may deem necessary or advisable for the enforcement of its rights or interests hereunder.

                 (c) To the extent necessary for Senior Creditor to realize the benefits of the subordination of the Junior Debt provided for herein (including the right to receive any payment and distributions which might otherwise be payable or deliverable in respect of the Junior Debt in any proceeding described in Section 3.3(a) or otherwise), Junior Creditor shall execute and deliver to Senior Creditor such instruments or documents (together with such assignments or endorsements as Senior





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Creditor shall deem necessary), as may be reasonably requested by Senior
Creditor.

         3.4 Payments Received by Junior Creditor. Except for payments received by Junior Creditor as provided in Section 3.2 above, should any payment or distribution or security or instrument or proceeds thereof be received by Junior Creditor in respect of the Junior Debt, Junior Creditor shall receive and hold the same in trust, as trustee, for the benefit of Senior Creditor, segregated from other funds and property of Junior Creditor and shall forthwith deliver the same to Senior Creditor (together with any endorsement or assignment of Junior Creditor where necessary), for application to any of the Senior Debt. In the event of the failure of the Junior Creditor to make any such endorsement or assignment to Senior Creditor, Senior Creditor, or any of its officers or employees, are hereby irrevocably authorized on behalf of Junior Creditor to make the same.

         3.5 Instrument Legend and Notation. Any instrument at any time evidencing the Junior Debt, or any portion thereof, shall be permanently marked on its face with a legend conspicuously indicating that payment thereof is subordinate in right of payment to the Senior Debt and subject to the terms and conditions of this Intercreditor Agreement, and (a) after being so marked certified copies thereof shall be delivered to Senior Creditor and (b) an original of any such instrument shall be immediately delivered to Senior Creditor upon Senior Creditor's request, at any time on or after the occurrence of an event of default under the Senior Creditor Agreements. In the event any legend or endorsement is omitted, Senior Creditor or any of its officers or employees, are hereby irrevocably authorized on behalf of Junior Creditor to make the same. No specific legend, further assignment or endorsement or delivery of notes, guarantees or instruments shall be necessary to subject any Junior Debt to the subordination thereof contained in this Agreement.

         4.      COVENANTS, REPRESENTATIONS AND WARRANTIES

         4.1 Additional Covenants. Junior Creditor and Debtor agree in favor of Senior Creditor that:

                 (a) except as specifically set forth in Section 3.2 above, Debtor shall not, directly or indirectly, make and Junior Creditor shall not, directly or indirectly, accept or receive any payment of principal or interest or any prepayment or non-mandatory payment or any payment pursuant to acceleration or claims of breach or any payment to acquire Junior Debt or otherwise in respect of any Junior Debt;

                 (b) Junior Creditor and Debtor shall not amend, modify, alter or change in any material respect the terms of any





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of the Junior Creditor Agreements or any other arrangements related to the
Junior Debt;

                 (c) Junior Creditor shall not sell, assign, pledge, encumber or otherwise dispose of any of the Junior Debt and guarantees, if any or subordinate any of the Junior Debt to any indebtedness of Debtor other than the Senior Debt;

                 (d) Junior Creditor and Debtor shall, at any time or times upon the request of Senior Creditor, promptly furnish to Senior Creditor a true, correct and complete statement of the outstanding Junior Debt;

                 (e) Junior Creditor and Debtor shall execute and deliver to Senior Creditor such additional agreements, documents and instruments and take such further actions as may be necessary or desirable in the opinion of Senior Creditor to effectuate the provisions and purposes of this Intercreditor Agreement.

         4.2 Additional Representations and Warranties. Junior Creditor and Debtor represent and warrant to Senior Creditor that:

                 (a) as of the date hereof, the total principal amount of the Junior Debt is $100.00 plus reimbursement of letter of credit fees incurred by Junior Creditor under the Junior Creditor Agreements as in effect on the date hereof, which fees shall not exceed $30,000 for any calendar year that the Junior Creditor Agreements are in effect;

                 (b) as of the date hereof, no default or event of default, or event which with notice or passage of time or both would constitute an event of default exists or has occurred under the Junior Creditor Agreements;

                 (c) Junior Creditor is the exclusive legal and beneficial owner of all of the Junior Debt;

                 (d) none of the Junior Debt is subject to any lien, security interest, financing statements, subordination, assignment or other claim, except in favor of Senior Creditor;

                 (e) this Intercreditor Agreement constitutes the legal, valid and binding obligations of Junior Creditor, enforceable in accordance with its terms.

         4.3 Waivers. Notice of acceptance hereof, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, Debtor by Senior Creditor, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Junior Creditor and Debtor are or may





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be entitled are hereby waived (except as expressly provided for herein or as to
Debtor, in the Senior Creditor Agreements). Junior Creditor also waives notice of, and hereby consents to, (a) any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Senior Debt or to the Senior Creditor Agreements or any Collateral, (b) the taking, exchange, surrender and releasing of Collateral or guarantees now or at any time held by or available to Senior Creditor for the Senior Debt or any other person at any time liable for or in respect of the Senior Debt, (c) the exercise of, or refraining from the exercise of any rights against Debtor or any other obligor or any Collateral,
(d) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Senior Debt, and/or (e) Senior Creditor's election, in any proceeding instituted under the U.S. Bankruptcy Code. Any of the foregoing shall not, in any manner, affect the terms hereof or impair the obligations of Junior Creditor hereunder. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Intercreditor Agreement.

         4.4 Subrogation; Marshalling. Junior Creditor shall not be subrogated to, or be entitled to any assignment of any Senior Debt or Junior Debt or of any Collateral or guarantees or evidence of any thereof until all of the Senior Debt is indefeasibly paid and satisfied in full. Junior Creditor hereby waives any and all rights to have any Collateral or any part thereof granted to Senior Creditor marshalled upon any foreclosure or other disposition of such collateral by Senior Creditor or Debtor.

         4.5 No Offset. In the event Junior Creditor at any time incurs any obligation to pay money to Debtor, Junior Creditor hereby irrevocably agrees that it shall pay such obligation in cash or cash equivalents in accordance with the terms of the contract governing such obligation and shall not deduct from or setoff against any amounts owed by the Junior Creditor to Debtor in connection with any such transaction any amounts such of Junior Creditor claims are due to it with respect to the Junior Debt.

         5.      MISCELLANEOUS

         5.1 Amendments. Any waiver, permit, consent or approval by any Creditor of or under any provision, condition or covenant to this Intercreditor Agreement must be in writing and shall be effective only to the extent it is set forth in writing and as to the specific facts or circumstances covered thereby. Any amendment of this Intercreditor Agreement must be in writing and signed by each of the parties to be bound thereby.





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         5.2     Successors and Assigns.

                 (a) This Intercreditor Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of each of Creditors and its respective successors, participants and assigns.

                 (b) Senior Creditor reserves the right to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, the Senior Debt and the Collateral securing same; provided, that, Junior Creditor shall not be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Senior Debt and no participant shall be entitled to any rights or benefits under this Intercreditor Agreement except through Senior Creditor. In connection with any participation or other transfer or assignment, Senior Creditor (i) may disclose to such assignee, participant or other transferee or assignee all documents and information which Senior Creditor now or hereafter may have relating to the Senior Debt or the Collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Intercreditor Agreement.

                 (c) In connection with any assignment or transfer of any or all of the Senior Debt, or any or all rights of Senior Creditor in the property of Debtor (other than pursuant to a participation), Junior Creditor agrees to execute and deliver an agreement containing terms substantially the same as those contained herein in favor of any such assignee or transferee and, in addition, will execute and deliver an agreement containing terms substantially identical to those contained herein in favor of any third person who succeeds to or replaces any or all of Senior Creditor's financing of Debtor, whether such successor financing or replacement occurs by transfer, assignment, "takeout" or any other means or vehicle.

         5.3 Insolvency. This Intercreditor Agreement shall be applicable both before and after the filing of any petition by or against Debtor under the U.S. Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to Debtor shall be deemed to apply to a trustee for Debtor and Debtor as debtor-in-possession. The relative rights of Senior Creditor and Junior Creditor to repayment of the Senior Debt and the Junior Debt, respectively, and in or to any distributions from or in respect of Debtor or any Collateral or proceeds of Collateral, shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, Debtor as debtor-in-possession.





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         5.4     Bankruptcy Financing.  If Debtor shall become subject to a proceeding under the U.S. Bankruptcy Code and if Senior Creditor desires to permit the use of cash collateral or to provide financing to Debtor under either Section 363 or Section 364 of the U.S. Bankruptcy Code, Junior Creditor agrees as follows: (a) adequate notice to Junior Creditor shall have been provided for such financing or use of cash collateral if Junior Creditor receives notice two (2) business days prior to the entry of the order approving such financing or use of cash collateral and (b) no objection will be raised by Junior Creditor to any such financing or use of cash collateral on the ground of a failure to provide "adequate protection" for Junior Creditor's junior Liens on the Collateral or any other grounds, provided Junior Creditor retains a Lien on the post-petition Collateral with the same priority as existed prior to the commencement of the proceeding under the U.S. Bankruptcy Code. For purposes of this Section, notice of a proposed financing or use of cash collateral shall be deemed given when given, in the manner prescribed by
Section 5.5 hereof, to Junior Creditor.

         5.5 Notices. All notices, requests and demands to or upon the respective parties hereto shall be in writing and shall be deemed duly given, made or received: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if mailed by certified mail, return receipt requested, five (5) days after mailing to the parties at their addresses set forth below (or to such other addresses as the parties may designate in accordance with the provisions of this Section):

         To Senior Creditor:                Congress Financial Corporation
                                              (Southwest)
                                            1201 Main Street, Ste. 1625
                                            Dallas, Texas 75202
                                            Attention:  Mr. Edward B. Franco
                                                        Vice President

         To Junior Creditor:                General Atlantic Corporation
         (before July 1, 1996)              125 East 56th Street
                                            New York, New York 10022
                                            Attention: Ms. Julie Lefkowitz

         To Junior Creditor:                General Atlantic Corporation
         (on or after                       118 East 57th Street
         July 1, 1996)                      New York, New York 10022
                                            Attention: Ms. Julie Lefkowitz

Either Creditor may change the address(es) to which all notices, requests and other communications are to be sent by giving





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written notice of such address change to the other Creditor in conformity with this Section 5.5, but such change shall not be effective until notice of such change has been received by the other Creditors.

         5.6 Counterparts. This Intercreditor Agreement may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

         5.7 GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND EFFECT OF THIS INTERCREDITOR AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

         5.8 CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE DISTRICT COURT OF THE STATE OF TEXAS AND THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS AND WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS INTERCREDITOR AGREEMENT.

         5.9 Complete Agreement. This written Intercreditor Agreement is intended by the parties as a final expression of their agreement and is intended as a complete statement of the terms and conditions of their agreement.

         5.10    No Third Parties Benefitted.  Except as expressly provided in
Section 5.2, this Intercreditor Agreement is solely for the benefit of the Creditors and their respective successors, participants and assigns, and no other person shall have any right, benefit, priority or interest under, or because of the existence of, this Intercreditor Agreement.

         5.11 Disclosures; Non-Reliance. Each Creditor has the means to, and shall in the future remain, fully informed as to the financial condition and other affairs of Debtor and no Creditor shall have any obligation or duty to disclose any such information to any other Creditor. Except as expressly set forth in this Intercreditor Agreement, the parties hereto have not otherwise made to each other nor do they hereby make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) the enforceability, validity, value or collectability of any of the Junior Debt or Senior Debt or any guarantee or security which may have been granted to any of them in connection therewith, (b) Debtor's title to or right to transfer any of the Collateral, or (c) any other matter except as expressly set forth in this Intercreditor Agreement.

         5.12 Term. This Intercreditor Agreement is a continuing agreement and shall remain in full force and effect until the





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indefeasible satisfaction in full of all Senior Debt and the termination of the financing arrangements between Senior Creditor and Debtor.

         IN WITNESS WHEREOF, the parties have caused this Intercreditor Agreement to be duly executed as of the day and year first above written.


                                        CONGRESS FINANCIAL CORPORATION
                                          (SOUTHWEST)

                                        By:  /s/ Edward B. Franco
                                            -----------------------------------
                                        Title:  Vice President
                                               --------------------------------

                                        GENERAL ATLANTIC CORPORATION

                                        By:  /s/ Julie Lefkowitz
                                            -----------------------------------
                                        Title:  Vice President
                                               --------------------------------


         The undersigned hereby acknowledges and agrees to the foregoing terms and provisions. By its signature below, the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof; provided, that, nothing in the foregoing Intercreditor Agreement shall amend, modify, change or supersede the respective terms of any Creditor's Agreements
with the undersigned.   In the event of any conflict or inconsistencies between
the terms of the foregoing Intercreditor Agreement and the Senior Creditor Agreements or the Junior Creditor Agreements, the terms of the Senior Creditor Agreements or the Junior Creditor Agreements, as the case may be, shall govern as between the Creditor involved and the undersigned.

         The undersigned agrees that any Creditor holding Collateral does so as bailee (under the UCC) for the other and is hereby authorized to and may turn over to such other Creditor upon request therefor any such Collateral, after all obligations and indebtedness of the undersigned to the bailee Creditor have been fully paid and performed.

         The undersigned acknowledges and agrees that: (i) although it may sign this Intercreditor Agreement it is not a party hereto and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor Agreement, (ii) in the event of a breach by the undersigned or Junior Creditor of any of the terms and provisions contained in the foregoing Intercreditor Agreement, such a breach shall constitute an "Event of Default" as defined in and under the Senior Creditor Agreements and (iii) it will execute and deliver such additional documents and take such additional action may be necessary or desirable in the opinion of any Creditor to effectuate the provisions and purposes of the foregoing Intercreditor Agreement.

                                        SOLO SERVE CORPORATION


                                        By: /s/ DAVID P. DASH
                                            -----------------------------------
                                        Title: President
                                               --------------------------------




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